UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2005

Golden Nugget, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-114335	56-2370836
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

129 E. Fremont Street, Las Vegas, Nevada		89101
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702-385-7111

Poster Financial Group, Inc.
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

Effective December 9, 2005, an amendment to the Articles of Incorporation was filed to change the name of the company from Poster Financial Group, Inc. to Golden Nugget, Inc.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
The following exhibits are filed herewith:

10.1 Certificate of Amendment to Articles of Incorporation filed December 9, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Nugget, Inc.

December 13, 2005	By:	Steven L. Scheinthal

Name: Steven L. Scheinthal
Title: Senior Vice President

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Exhibit Index

Exhibit No.	Description

10.1	Certificate of Amendment to Articles of Incorporation filed December 9, 2005